Exhibit 32.2
STELLAR RESOURCES LTD.
OFFICER’S CERTIFICATION
PURSUANT TO
18 U.S.C. SECTIONS 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stellar Resources Ltd. (the “Company”) on Form 10-Q for the period ending April 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee Balak, Chief Executive Officer certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated  June 15, 2009

/s/ Lee Balak
Lee Balak
Chief Executive Officer